                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                        April 17, 2002 (April 15, 2002)

                            FOX SPORTS NETWORKS, LLC
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    333-38689                   95-4577574
        --------                    ---------                   ----------
     (State or other         (Commission File Number)          (IRS Employer
     jurisdiction of                                        Identification No.)
      incorporation

               10000 Santa Monica Boulevard, Los Angeles, CA. 90067
               ----------------------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (310) 444-8123


             1440 South Sepulveda Boulevard, Los Angeles, CA 90025
             -----------------------------------------------------
                 (Former Address, if changed since last report)

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Item 5.     Other Events.
            -------------

         On April 15, 2002, Jeff Shell, Chief Executive Officer ("CEO") of Fox Sports Networks, LLC (the "Company"), accepted the position of Co-President and Chief Operating Officer at Gemstar-TV Guide International, Inc. and accordingly has resigned from all positions that he holds with the Company. There is no immediate replacement for the Company's CEO position.

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2002

                                        FOX SPORTS NETWORKS, LLC

                                        By: /s/ Andrew R. Hubsch
                                            ------------------------------------
                                            Andrew R. Hubsch
                                            Senior Vice President, Finance and
                                            Treasurer
                                            (Principal Accounting Officer)

                                      -3-